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                                 Amendment No. 1
                                       To
                           Master Repurchase Agreement


     This Amendment No. 1 ("Amendment No. 1") to that certain Master Repurchase Agreement (the "Agreement") dated March 24, 1998 between NationsBanc Mortgage Capital Corporation ("Buyer") and Metropolitan Mortgage & Securities Co , Inc. and its subsidiary named therein (each jointly and severally, "Seller") is entered into this 26th day of May, 1998.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, promise and covenant as follows:


                                    ARTICLE I
                                   DEFINITIONS

     Defined terms used herein, unless otherwise defined herein, have the same meaning ascribed to them in the Agreement.


                                   ARTICLE II
                             AMENDMENT OF SECTION 14

     Section 14 of the Agreement is hereby amended to read in its entirety as follows:

     14.  P & I COLLECTIONS

     Commencing May 15, 1998, Seller shall cause to be deposited into the deposit account specified in, and with the depository institution that is a party to, the Blocked Account Agreement between Seller and Buyer (i) within one Business Day after receipt by Seller, all payments of principal with respect to any Purchased Security and (ii) on each Business Day, an amount equal to the amount of the Pricing Differential which has accrued but has not been previously deposited into such deposit account by Seller through the immediately preceding Business Day; provided, however, that absent a Default, Seller need not cause such amounts to be deposited during a month in which a securitization occurs. Absent an Event of Default, Buyer shall not terminate the Blocked Account Agreement without the written consent of the Seller.


                                   ARTICLE III
                                  MISCELLANEOUS

     SECTION 3.1 AGREEMENT. The other terms, agreements, representations, warranties, terms and conditions contained in the Agreement shall continue in full force and effect.

     SECTION 3.2 TERM OF THIS AGREEMENT. This Amendment No. 1 shall have the same term of, and shall expire at the same time as, the Agreement.
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     SECTION 3.3 AMENDMENTS AND WAIVERS. This Amendment No. 1 may not be
amended, modified, terminated or any provision thereof waived without the written agreement of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.

METROPOLITAN MORTGAGE & SECURITIES CO., INC., as Seller (jointly and severally)

/s/ Bruce J. Blohowiak
-------------------------------
Name: Bruce J. Blohowiak
Title: Executive Vice President


METWEST MORTGAGE SERVICES, INC., as Seller (jointly and severally)

/s/ Bruce J. Blohowiak
-------------------------------
Name: Bruce J. Blohowiak
Title: Executive Vice President


NATIONSBANC MORTGAGE CAPITAL CORPORATION, as Buyer and Agent as applicable

/s/ John T. McCarthy
-------------------------------
Name: John T. McCarthy
Title: Senior Vice President


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